Exhibit 24




                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     THAT, WHEREAS, SOUTHWESTERN BELL CORPORATION, a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

     WHEREAS, the undersigned is an officer and a director of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James D. Ellis, Donald E. Kiernan, Liam S. Coonan, Judith M. Sahm, or any one of them, his attorney, for him and in his name, place and stead, and in his office and capacity in the Corporation as an officer and a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 27th day of January, 1995.





/s/ Edward E. Whitacre, Jr.
Edward E. Whitacre, Jr.
Director and Chairman of the Board
and Chief Executive Officer


                                                  Exhibit 24




                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     THAT, WHEREAS, SOUTHWESTERN BELL CORPORATION, a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

     WHEREAS, the undersigned is an officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Liam S. Coonan, Judith M. Sahm, or any one of them, his attorney, for him and in his name, place and stead, and in his office and capacity in the Corporation as an officer, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 27th day of January, 1995.





/s/ D. E. Kiernan
D. E. Kiernan
Senior Vice President, Treasurer
and Chief Financial Officer

                                                  Exhibit 24




                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     THAT, WHEREAS, SOUTHWESTERN BELL CORPORATION, a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

     WHEREAS, the undersigned is a director of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Liam S. Coonan, Judith M. Sahm, or any one of them, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 27th day of January, 1995.






/s/ Clarence C.                    /s/ James E. Barnes
  Barksdale
Clarence C. Barksdale              James E. Barnes
Director                           Director




/s/ Jack S. Blanton                /s/ August A. Busch III
Jack S. Blanton                    August A. Busch III
Director                           Director



/s/ Ruben R. Cardenas              /s/ Martin K. Eby, Jr.
Ruben R. Cardenas                  Martin K. Eby, Jr.
Director                           Director



/s/ Tom C. Frost                   /s/ Jess Hay
Tom C. Frost                       Jess Hay
Director                           Director



/s/ B. R. Inman                    /s/ Charles F. Knight
B. R. Inman                        Charles F. Knight
Director                           Director



/s/ Sybil C. Mobley                /s/Haskell M. Monroe, Jr.
Sybil C. Mobley                    Haskell M. Monroe, Jr.
Director                           Director



/s/ Carlos Slim Helu               /s/ Patricia P. Upton
Carlos Slim Helu                   Patricia P. Upton
Director                           Director